UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19500 State Highway 249, Suite 125
Houston, Texas		77070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (346) 439-9656

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On May 11, 2023, 5E Advanced Materials, Inc. (the "Company") announced its financial results for the three months ended March 31, 2023. A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

5E Advanced Materials, Inc. (the "Company") has completed an update to its Technical Report Summary for its Fort Cady Project, a copy of which is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
23.1	Consent of Louis Fourie, P. Geo., Principal, Terra Modeling Services
23.2	Consent of Mathew Banta, PH, Principal, Confluence Water Resources LLC
23.3	Consent of Paul Weibel, CPA, Chief Financial Officer, 5E Advanced Materials, Inc.
23.4	Consent of Christopher Knight, VP Operations, 5E Advanced Materials, Inc.
23.5	Consent of Cindi Byrns, CEM, Environmental Manager, 5E Advanced Materials, Inc.
23.6	Consent of Joshua Parrie, Wellfield Manager, 5E Advanced Materials, Inc.
99.1	Press release dated May 11, 2023
99.2	Initial Assessment Report (Updated)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	May 11, 2023	By:	/s/ Paul Weibel
Paul Weibel Chief Financial Officer